EXHIBIT 10.75

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

         This Fifth Amendment to Loan and Security Agreement ("Amendment") entered into as of August 13, 1999, by and among CAPITAL ASSOCIATES, INC. and CAPITAL ASSOCIATES INTERNATIONAL, INC. (each a "Borrower" and collectively "Borrowers"), FIRST UNION NATIONAL BANK, SUCCESSOR BY MERGER TO CORESTATES BANK, N.A., a national banking corporation, in its capacity as agent ("Agent") and as lender and Issuing Bank and each of the lenders listed on the signature pages hereof, in their capacity as lenders (singly, each is a "Lender" and collectively, all are "Lenders").

                                   BACKGROUND

         A. On or about November 26, 1997, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 7, 1998, that certain Second Amendment to Loan and Security Agreement dated as of May 29, 1998, that certain Third Amendment to Loan and Security Agreement dated as of November 25, 1998 and that certain Fourth Amendment to Loan and Security Agreement dated as of December 22, 1998 (collectively, the "Loan Agreement"), pursuant to which Lenders agreed to make advances to Borrowers up to a maximum aggregate amount of $71,250,000, evidenced by Borrowers' delivery of certain Notes to Lenders.

         B. The Borrowers have requested the Loan Documents be modified in certain respects. Agent, Lenders and Issuing Bank have consented to these modifications subject to the terms and conditions set forth below.

         C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         NOW,  THEREFORE,   with  the  foregoing   background   incorporated  by
reference, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ACKNOWLEDGMENT AND WAIVER. Borrowers hereby acknowledge that they have not met the Interest Coverage Ratio covenant contained in Section 6.9(d) of the Loan Agreement for the Borrowers' third fiscal quarter of 1999. Upon the effectiveness of this Amendment, Lender shall be deemed to have waived such non-compliance, provided that Lender's waiver shall not be deemed to be a waiver of any subsequent non-compliance of the Interest Coverage Ratio covenant, nor a waiver of any Events of Default (other than such non-compliance) which may have occurred.

         2.  AMENDMENTS TO LOAN AGREEMENT:

             a.  The Loan Agreement is hereby amended by adding the following to
Section 1.1:

                 DOCUMENTATION   AGENT  -  European   American   Bank,  or   any
successor thereto.


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             b.  The Loan Agreement is hereby amended by adding the following to
Section 1.1:

                 FIFTH AMENDMENT WAIVER FEE - That certain fee in the amount of $89,062.50 paid by Borrowers to Agent for the ratable benefit of the Lenders in connection with the execution of the Fifth Amendment to the Loan and Security Agreement dated August 13, 1999.

             c.  The   Loan   Agreement  is  hereby   amended  by  deleting  the
definition of "Interest Coverage Ratio" in its entirety and replacing it with the following to Section 1.1:

                 INTEREST  COVERAGE  RATIO  - The  ratio  of  EBIT  to
             interest expense (excluding any interest expense which is otherwise characterized as Nonrecourse Debt), determined in accordance with GAAP on a consolidated, rolling four quarter basis; provided however that for purposes of calculating and determining the Interest Coverage Ratio for the fourth fiscal quarter of 1999, the first fiscal quarter of 2000 and the second fiscal quarter of 2000 only, the Interest Coverage Ratio shall be the ratio of the sum of EBIT (calculated, in the fourth fiscal quarter of 1999 only, to exclude any reduction for the payment of the Fifth Amendment Waiver Fee (as defined in the Fifth Amendment to Loan and Security Agreement dated August 13,
             1999) plus the amount by which the total principal amount of the Officer Subordinated Debt (as defined in the Fifth Amendment to the Loan and Security Agreement dated August 13, 1999) exceeds $350,000, to interest expense (excluding any interest expense which is attributable to the Officer Subordinated Debt and any interest expense which is otherwise characterized as Nonrecourse Debt), determined in accordance with GAAP on a consolidated, rolling four quarter basis.

             d.  The Loan Agreement is hereby amended by adding the following to
Section 1.1:

                 OFFICER  SUBORDINATED  DEBT  -  Any  indebtedness  of
             Borrowers,  or  either  of  them,  made by MCC  Financial
             Corporation Executive Deferred Compensation Plan, the James D. Walker account or MCC Financial Corporation Executive Deferred Compensation Plan, the William Buckland account, which is expressly subordinated to the Obligations of the Borrowers to the Agent and/or Lenders, on terms and conditions are satisfactory to Agent and Lenders in their sole discretion. Officer Subordinated Debt shall be deemed not to constitute a transaction with an Affiliate within the meaning of Section 7.4.


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             e.  The Loan Agreement is hereby amended by adding the following to
Section 1.1:

                 SUBORDINATED   DEBT   -  any   indebtedness   of  the
             Borrowers, or either of them, including without limitation the Officer Subordinated Debt (as defined in the Fifth Amendment to Loan and Security Agreement dated August 13, 1999), which is subordinated to the Obligations of the Borrowers to Agent and/or Lenders on terms and conditions satisfactory to Agent and Lender in their sole discretion.

             f. The Loan Agreement is hereby amended by deleting Section 6.9(d) in its entirety and replacing it with the following:

                 (d)   Interest Coverage Ratio:
                       -----------------------

             (i) For the Borrower's fourth fiscal quarter of 1999, first fiscal quarter of 2000 and second fiscal quarter of 2000, the Borrowers shall have and maintain an Interest Coverage Ratio on a consolidated basis, measured as of the last day of each fiscal quarter, of not less than 1.10:1; provided that the Interest Coverage Ratio on a stand alone basis calculated for, and based on the financial results of, the second fiscal quarter of 2000, shall be at least 1.20:1;

             (ii) Beginning with the third fiscal quarter of 2000, and at all times thereafter, Borrowers shall have and maintain at all times an Interest Coverage Ratio on a consolidated basis, measured as of the last day of each fiscal quarter, of not less than 1.20:1.

             g. The Loan Agreement is hereby amended by deleting Section 6.9(b) in its entirety and replacing it with the following:

                 (b) NET INCOME/LOSS: Borrowers shall not suffer an operating loss and/or incur negative net income on a consolidated basis in excess of $250,000 during any two consecutive fiscal quarters. For the fourth fiscal quarter of 1999 only, Borrower's net income, for the purposes of this covenant, shall be determined by adding the principal amount of the Officer Subordinated Debt to Borrowers' net income and excluding any reduction for the payment of the Fifth Amendment Waiver Fee.


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


             h. The Loan Agreement is hereby amended by deleting Section 7.6(b) in its entirety and replacing it with the following:

                 (b) Neither Borrower shall borrow money from, or incur indebtedness to, any Person other than (i) in the form of Nonrecourse Debt; (ii) pursuant to a Securitization Residual Financing, or (iii) in the form of any Subordinated Debt (as defined in the Fifth Amendment to Loan and Security Agreement dated August13,
             1999).

             i. The Loan Agreement is hereby amended by deleting Section 9.15(c) in its entirety and replacing it with the following:

                 (c) Notwithstanding anything to the contrary contained in subparagraph (a) above, Agent shall not, without the prior written consent of the SuperMajority Lenders: (i) enter into any written amendment to any of the Loan Documents; (ii) except as set forth in the last sentence of this subsection (c), waive Borrower's compliance with the terms and conditions of the Loan Document or any Event of Default hereunder or thereunder; or
                 (iii) consent to Borrower taking any action which, if taken, would constitute an Event of Default under this Agreement or under any of the Loan Documents. Notwithstanding anything to the contrary contained in clause (ii) above, Agent shall not, without the prior written consent of the SuperMajority Lenders and the Documentation Agent, waive Borrower's compliance with the financial covenants set forth in Section 6.9 above.


         3. WAIVER FEE: In consideration for Lenders agreeing to the waiver of the Existing Default and the other modifications to the Loan Agreement contained in this Amendment, Borrowers shall pay to Agent, for the ratable benefit of the Lenders, contemporaneously with the execution hereof, a Fifth Amendment Waiver Fee in the amount of $89,062.50. This Fifth Amendment Waiver Fee is fully earned and non-refundable.


         4. BORROWER'S RATIFICATION AND RECONFIRMATION: Borrowers agree that they have no defense or set-offs against the Agent or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Revolving Credit Notes, the Working Capital Notes, the Term Loan Notes, the Loan Agreement or related instruments, agreements or documents, all of which, except as expressly modified herein, remain in full force and effect. Borrowers hereby


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ratify and confirm  their  Obligations  under the Revolving  Credit  Notes,  the
Working Capital Notes, the Term Loan Notes, the Loan Agreement and related instruments, agreements and documents (each as amended hereby or in accordance herewith) and agree that the execution and delivery of this Amendment does not in any way diminish or invalidate any of their Obligations thereunder. As security for their Obligations thereunder, Borrowers reconfirm the prior security interest and lien in and to all of their right, title and interest in and to the Collateral. Borrowers confirm that all of the Collateral and security interests continue to secure the Obligations and nothing contained herein shall in any way limit, alter or impair the validity, priority, enforceability or perfection of Agent's liens and security interests.

         5. REAFFIRMATION OF SURETIES: Each Surety party to that certain Amended and Restated Surety Agreement dated as of December 22, 1998 in favor of Agent for the benefit of the Lenders, by execution hereof in their capacity as Sureties, hereby consents to the amendments set forth in this Amendment, and acknowledges that the Amended and Restated Surety Agreement is in full force and effect and that each remains, jointly and severally liable for Obligations of Borrowers to Agent and Lenders under the Loan Documents, as amended hereby.

         6.  REPRESENTATIONS AND WARRANTIES:

             a. Borrowers represent and warrant that, except as explicitly described in Section 1 above, as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents.

             b. The execution and delivery by each Borrower of this Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the Property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

             c. This Amendment and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

             d. All warranties and representations made to Lender under the Loan Agreement and any related documents are true and correct as of the date hereof.

         7. CONDITIONS TO EFFECTIVENESS: This Amendment shall be effective upon satisfaction of each of the following conditions (all documents to be in form and substance satisfactory to Agent and Agent's counsel):


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             a.  Execution  and  delivery by the  Borrowers and the  Sureties of this Amendment to the Agent;

             b. Execution and Delivery of the Subordination Agreements from MCC Financial Corporation Executive Deferred Compensation Plan, the James D. Walker account and MCC Financial Corporation Executive Deferred Compensation Plan, the William Buckland account, subordinating the Officer Subordinated Debt to the Obligations owed to the Lenders under the Loan Agreement.

             c. Delivery of an updated Exhibit 5.10 (relating to guarantees, investments and borrowing).

             d. True and correct copies of the promissory notes evidencing the Officer Subordinated Debt.

             e. Such other agreements, documents and instruments as Agent may reasonably request; and

             f.  Payment of the Fifth Amendment Waiver Fee.

         8.  MISCELLANEOUS:

             a. This Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

             b. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Amendment shall control.

             c. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

             d.  Signatures by facsimiles shall bind the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the day and year first above written.

                                     BORROWERS:

                                     CAPITAL ASSOCIATES, INC.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     CAPITAL ASSOCIATES INTERNATIONAL, INC.


                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President

                                     AGENT:

                                     FIRST UNION  NATIONAL BANK, Successor by
                                     Merger to CoreStates Bank, N.A.

                                     By:  /s/Hugh Connelly
                                          --------------------------------
                                          Hugh Connelly
                                          Title:  Vice President

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                                     LENDERS:

                                     FIRST UNION  NATIONAL BANK, Successor by
                                     Merger to CoreStates Bank, N.A., as Lender and Issuing Bank

                                     By:  /s/Hugh Connelly
                                          --------------------------------
                                          Hugh Connelly
                                          Title:  Vice President

                                     BANKBOSTON, N.A.

                                     By:  /s/Dierdre Holland
                                          --------------------------------
                                          Dierdre Holland
                                          Title:  Vice President


                                     EUROPEAN AMERICAN BANK

                                     By:  /s/Chris Czaja
                                          --------------------------------
                                          Chris Czaja
                                          Title:  Vice President


                                     NORWEST BANK COLORADO, N.A.

                                     By:  /s/Carol A. Ward
                                          --------------------------------
                                          Carol A. Ward
                                          Title:  Vice President

                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:  /s/Ralph P. Atkinson
                                          --------------------------------
                                          Ralph P. Atkinson
                                          Title:  Vice President


                                     SURETIES:

                                     CAI EQUIPMENT LEASING III CORP.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President

                                     CAI EQUIPMENT LEASING IV CORP.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     CAI EQUIPMENT LEASING V CORP.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     CAI EQUIPMENT LEASING VI CORP.

                                     By:  /s/Anthony M. DiPaolo
                                          --------------------------------
                                          Anthony M. DiPaolo
                                          Title:


                                     CAI LEASE SECURITIZATION I CORP.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     CAI LEASING CANADA, LTD.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President




                                     CAI SECURITIES CORPORATION

                                     By:  /s/Anthony M. DiPaolo
                                          --------------------------------
                                          Anthony M. DiPaolo
                                          Title:

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                                     CAPITAL ASSOCIATES INTERNATIONAL DE
                                     MEXICO S. DE R.L. DE C.V.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President



                                     CAPITAL  ASSOCIATES TECHNOLOGY GROUP, INC.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     CAPITAL EQUIPMENT CORPORATION

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President



                                     NAME BRAND COMPUTER OUTLET, INC.

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President


                                     WHITEWOOD EQUIPMENT CORPORATION,
                                     f/k/a WHITEWOOD CREDIT CORPORATION

                                     By:  /s/David Sislowski
                                          --------------------------------
                                          David Sislowski
                                          Title:  Vice President